UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  February 6, 2007

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On February 6, 2007, Gerald A. Lodge retired from the Board of Directors of Emerson Electric Co. (the “Company”), effective as of the election of Directors at the Company’s Annual Meeting of Stockholders on February 6, 2007. Mr. Lodge did not stand for re-election at the Company’s Annual Meeting in accordance with the requirement in the Company's Bylaws that an individual may not stand for election or re-election as a Director after the age of 72.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 9, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

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